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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of Dell Computer Corporation of our report dated March 2, 1994 appearing on page 24 of this Form 10-K.



/s/ PRICE WATERHOUSE
PRICE WATERHOUSE

Austin, Texas
March 31, 1994